UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 1, 2006
(Date of earliest event reported)
IXYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3540 Bassett Street
Santa Clara, CA 95054
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 982-0700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Item 2.02 Results of Operations and Financial Conditions.
               The following information is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
          On November 1, 2006, IXYS Corporation issued a press release. The text of the press release is attached hereto as Exhibit 99.1.
          Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
          The following exhibit is furnished (not filed) herewith:

Exhibit
Number	Description

99.1	Text of press release issued by IXYS Corporation, dated November 1, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IXYS CORPORATION

By: /s/ Uzi Sasson

Uzi Sasson, Vice President of Finance and Chief Financial Officer (Principal Financial Officer)
Date: November 1, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Text of press release issued by IXYS Corporation, dated November 1, 2006.